Exhibit 99.1

NEWS RELEASE

CONTACT:	Patrick Scanlon, Senior Vice President, Finance Division Head
Penseco Financial Services Corporation
(570) 346-7741

FOR RELEASE:	12:00 P.M. Eastern Time: April 27, 2012

Penseco Financial Services Corporation Reports Earnings as of March 31, 2012

SCRANTON, PA, April 27, 2012 — Penseco Financial Services Corporation (OTC Bulletin Board: PFNS) (the “Company”), the Scranton, Pennsylvania based financial holding company of Penn Security Bank & Trust Company, reported net income for the three months ended March 31, 2012 of $2,772,000, or $0.85 per weighted average share, compared with $2,769,000, or $0.85 per weighted average share, from the year ago period, an increase of $3,000, or 0.1%. Pre-provision net interest income increased $35,000, or 0.4%. Net interest income, after provision for loan and lease losses, increased $212,000, or 2.7%, during the 2012 period, due to a reduction in interest expense of $416,000, or 21.9%, from lower funding costs and a $177,000, or 48.0%, decrease in the provision for loan and lease losses, offset by a decrease in interest income of $381,000, or 3.8%.

The tax equivalent net interest margin for the three months ended 2012 was 4.19% compared to 4.16% in 2011. Non-performing loans and the allowance for loan and lease losses, each as a percentage of total loans, were 0.38% and 1.07%, respectively, at March 31, 2012, compared to 0.81% and 1.11%, respectively, at March 31, 2011.

Net income from core operations, increased $333,000 for the three months ended March 31, 2012 to $2,772,000 compared to $2,439,000 for the same period in 2011 which excludes the reversal of a contingent liability recorded in connection with the Company’s 2009 acquisition of Old Forge Bank (the “Merger”). Net income from core operations is a non-GAAP measure of net income. A reconciliation of the net income from core operations and disclosure of the non-GAAP adjusted return on average assets, adjusted return on average equity and adjusted dividend payout ratio derived from that measure are described in the Reconciliation of Non-GAAP Financial Measures included in this press release.

Non-Interest Income

Total non-interest income decreased $401,000, or 12.1%, to $2,903,000 for the three months ended March 31, 2012, compared with $3,304,000 for the same period in 2011. This decrease was primarily attributable to a decrease of $380,000 in other operating income due to the reversal of a contingent liability of $500,000 during the quarter ended March 31, 2011 recorded in connection with the Merger, as well as a decrease in trust department income due to lower estate fees, a decrease in service charges on deposit accounts due to decreased overdraft activity and a decrease in merchant transaction income due to lower volume. The decrease in total non-interest income for the three months ended March 31, 2012 was offset by an increase in other fee income resulting from increased debit card revenue and an increased number of accounts as well as an increase in net realized gains on securities.

Non-Interest Expenses

Total non-interest expenses decreased $173,000, or 2.3%, to $7,277,000 for the three months ended March 31, 2012 compared with $7,450,000 for the same period in 2011. Salaries and employee benefits increased $126,000, or 3.6%, primarily attributable to merit-based increases, as well as an increase of $119,000, or 6.5%, in operating expenses resulting from increased Pennsylvania shares tax expense and other real estate owned expenses. These increases in total non-interest expenses were partially offset by a decrease in FDIC insurance assessments of $132,000, or 54.5%, resulting from new FDIC bank pricing methodology that affected the three months ended March 31, 2012; a decrease in merchant transaction expenses of $102,000, or 12.2%, due to lower volume and a decrease in premises and fixed asset expenses due primarily to lower occupancy and depreciation expense.

Asset Quality

The Company maintains an allowance for loan and lease losses which reflects management’s estimate of probable loan losses, as determined in accordance with the Company’s allowance for loan and lease losses methodology. The ratio of the allowance for loan and lease losses to total loans was 1.07% and 1.11% as of March 31, 2012 and 2011, respectively.

Non-accrual loans equaled $2,443,000, or 0.38%, of loans at March 31, 2012, representing a decrease of $2,490,000, or 50.5%, from $4,933,000 at March 31, 2011. There were no commitments to lend additional funds to borrowers whose loans were in non-accrual status at March 31, 2012.

Net loan charge-offs amounted to $92,000, or 0.01%, of average outstanding loans for the quarter ended March 31, 2012, compared to $69,000, or 0.01%, of average loans outstanding for the quarter ended March 31, 2011, due to lower recoveries compared to the year ago period.

As of March 31, 2012, the Company had total impaired loans of $5,243,000. Of the total allowance for loan and lease losses, $1,263,000 represents specific reserves related to these impaired loans at March 31, 2012.

The Company continues to proactively evaluate probable loan and lease losses and address delinquent loans by, among other things, obtaining current appraisals of collateral, increasing communication with borrowers and placing loans on non-accrual status when collection is in doubt and the loan is moving toward foreclosure.

Income Tax Expense

Applicable income taxes decreased $19,000, or 2.2%, primarily due to lower taxable income for the three months ended March 31, 2012.

Subsequent Event

The largest property in other real estate owned with a carrying value of $792,000 was sold on April 24, 2012 with a total consideration of $900,000.

PENSECO FINANCIAL SERVICES CORPORATION

FINANCIAL HIGHLIGHTS

(unaudited)

(in thousands, except per share amounts based on weighted average shares outstanding in each period)

	March 31, 2012	March 31, 2011	Inc / (Dec) $	% Change
	Three Months Ended
PERFORMANCE RATIOS
Return on Average Assets	1.20%	1.21%		-0.83%
Return on Average Equity	8.48%	8.96%		-5.36%
Net Interest Margin (1)	4.19%	4.16%		0.72%
Efficiency Ratio (2)	65.00%	64.36%		0.99%

Net Income	$2,772	$2,769	$3	0.11%
Earnings per share	0.85	0.85	—	—
Dividends Per Share	0.42	0.42	—	—
Book Value Per Share	39.83	37.63	2.20	5.85%
Market Value Per Share	37.75	37.00	0.75	2.03%
Market Value/Book Value	94.78%	98.33%		-3.61%
Price Earnings Multiple	11.10x	10.88x		2.02%
Dividend Payout Ratio	49.41%	49.41%		—
Dividend Yield	4.45%	4.54%		-1.98%
SAFETY AND SOUNDNESS
Stockholders’ Equity/Assets	14.09%	13.48%		4.53%
Total Capital/Risk Weighted Assets	17.10%	16.88%		1.30%
Tier 1 Capital/Risk Weighted Assets	15.99%	15.70%		1.85%
Tier 1 Capital/Average Assets	11.26%	10.59%		6.33%
Non-performing Assets/Total Assets	0.46%	0.64%		-28.13%
Non-performing loans to period end loans	0.38%	0.81%		-53.09%
Allowance for loan and lease losses to period end loans	1.07%	1.11%		-3.60%
BALANCE SHEET HIGHLIGHTS
Total Assets	$926,122	$914,257	$11,865	1.30%
Total Investments	190,977	208,564	(17,587)	-8.43%
Net Loans	630,517	604,221	26,296	4.35%
Allowance for Loan and Lease Losses	6,811	6,800	11	0.16%
Total Deposits	724,929	700,481	24,448	3.49%
Stockholders’ Equity	130,468	123,275	7,193	5.83%

(1)	The net interest margin is equal to tax equivalent net interest income divided by average interest-earning assets. In order to make pre-tax income on tax-exempt investments and loans comparable to taxable investments and loans, a tax equivalent adjustment is made to interest income. This adjustment increased interest income by $590 and $594 for the three months ended March 31, 2012 and 2011, respectively. The Company believes that the tax equivalent presentation is consistent with industry practice. Although the Company believes that these financial measures enhance investors’ understanding of our business and performance, these measures should not be considered an alternative to GAAP.
(2)	The efficiency ratio is equal to non-interest expenses, excluding amortization of core deposit intangible expense, divided by the sum of net interest income and non-interest income. Amortization of core deposit intangible expense is included in other operating expenses, and was $74 and $83 for the three months ended March 31, 2012 and 2011, respectively.

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands, except per share amounts)

	March 31, 2012	March 31, 2011
ASSETS

Cash and due from banks	$12,451	$9,710
Interest bearing balances with banks	14,648	15,824
Federal funds sold	—	—

Cash and Cash Equivalents	27,099	25,534
Investment securities:
Available-for-sale, at fair value	169,158	169,844
Held-to-maturity (fair value of $22,910 and $40,036, respectively)	21,819	38,720

Total Investment Securities	190,977	208,564
Loans, net of unearned income	637,328	611,021
Less: Allowance for loan and lease losses	6,811	6,800

Loans, Net	630,517	604,221

Bank premises and equipment	13,842	13,391
Other real estate owned	1,786	883
Accrued interest receivable	3,177	3,422
Goodwill	26,398	26,398
Bank owned life insurance	17,229	15,500
Federal Home Loan Bank stock	5,545	5,778
Other assets	9,552	10,566

Total Assets	$926,122	$914,257

LIABILITIES

Deposits:
Non-interest bearing	$140,982	$113,551
Interest bearing	583,947	586,930

Total Deposits	724,929	700,481
Other borrowed funds:
Securities sold under agreements to repurchase	10,069	19,942
Short-term borrowings	—	508
Long-term borrowings	54,016	64,711
Accrued interest payable	875	1,106
Other liabilities	5,765	4,234

Total Liabilities	795,654	790,982

STOCKHOLDERS’ EQUITY

Common stock; $ .01 par value, 15,000,000 shares authorized, 3,276,079 shares issued and outstanding	33	33
Surplus	48,865	48,865
Retained earnings	80,901	75,697
Accumulated other comprehensive income	669	(1,320)

Total Stockholders’ Equity	130,468	123,275

Total Liabilities and Stockholders’ Equity	$926,122	$914,257

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2012	2011
INTEREST INCOME
Interest and fees on loans	$8,287	$8,342
Interest and dividends on investments:
U.S. Treasury securities and U.S. Agency obligations	639	815
States & political subdivisions	715	867
Other securities	16	14
Interest on Federal funds sold	—	—
Interest on balances with banks	2	2

Total Interest Income	9,659	10,040

INTEREST EXPENSE
Interest on time deposits of $100,000 or more	312	370
Interest on other deposits	644	892
Interest on other borrowed funds	525	635

Total Interest Expense	1,481	1,897

Net Interest Income	8,178	8,143
Provision for loan and lease losses	192	369

Net Interest Income After Provision for Loan and Lease Losses	7,986	7,774

NON-INTEREST INCOME
Trust department income	362	398
Service charges on deposit accounts	459	472
Merchant transaction income	1,207	1,242
Brokerage fee income	57	56
Other fee income	403	378
Bank-owned life insurance income	118	120
Other operating income	250	630
Impairment losses on investment securities	—	—
Realized gains (losses) on securities, net	47	8

Total Non-Interest Income	2,903	3,304

NON-INTEREST EXPENSES
Salaries and employee benefits	3,651	3,525
Expense of premises and equipment, net	837	1,021
Merchant transaction expenses	731	833
FDIC insurance assessments	110	242
Other operating expenses	1,948	1,829

Total Non-Interest Expenses	7,277	7,450

Income before income taxes	3,612	3,628
Applicable income taxes	840	859

Net Income	$2,772	$2,769

Weighted average shares outstanding	3,276,079	3,276,079
Earnings per Common Share	$0.85	$0.85
Cash Dividends Declared Per Common Share	$0.42	$0.42

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

(in thousands)

	Three Months Ended March 31, 2012	Three Months Ended March 31, 2011
Net Income	$2,772	$2,769

Other comprehensive income, net of tax:
Unrealized gains (losses) on securities:
Unrealized holding gains (losses) arising during the period	103	(35)
Less: reclassification adjustment for gains included in net income	31	5

Other comprehensive income	72	(40)

Comprehensive Income	$2,844	$2,729

PENSECO FINANCIAL SERVICES CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

THREE MONTHS ENDED MARCH 31, 2012 AND 2011

(unaudited)

(in thousands, except per share amounts)

	Common Stock	Surplus	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholders’ Equity

Balance, December 31, 2010	$33	$48,865	$74,304	$(1,280)	$121,922

Net income	—	—	2,769	—	2,769

Other comprehensive income				(40)	(40)

Cash dividends declared ($0.42 per share)	—	—	(1,376)	—	(1,376)

Balance, March 31, 2011	$33	$48,865	$75,697	$(1,320)	$123,275

Balance, December 31, 2011	$33	$48,865	$79,505	$597	$129,000

Net income	—	—	2,772	—	2,772

Other comprehensive income				72	72

Cash dividends declared ($0.42 per share)	—	—	(1,376)	—	(1,376)

Balance, March 31, 2012	$33	$48,865	$80,901	$669	$130,468

About Penseco Financial Services Corporation

Penseco Financial Services Corporation, through its subsidiary Penn Security Bank & Trust Company, operates twelve offices in Lackawanna, Luzerne, Wayne and Monroe counties. The Company’s stock is quoted on the OTC Bulletin Board, under the symbol, “PFNS”.

Safe Harbor Forward-Looking Statements

This press release, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by management of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential”. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time. The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Non-GAAP Financial Measures

Core Earnings Calculation

Certain financial measures for 2011 reported herein exclude the effect of the reversal of a contingent liability recorded in the Merger. Management of the Company believes that investors’ understanding of the Company’s performance is enhanced by disclosing these non-GAAP financial measures as a reasonable basis for comparison of the Company’s ongoing results of operations. These non-GAAP measures should not be considered a substitute for GAAP-basis measures and results. Our non-GAAP measures may not be comparable to non-GAAP measures of other companies. The Non-GAAP Reconciliation Schedule provides a disclosure of these non-GAAP financial measures to the most closely analogous measure determined in accordance with GAAP.

The following table presents the reconciliation of non-GAAP financial measures to reported GAAP financial measures:

	Three Months Ended March 31,
	2012	2011	Change
Unadjusted (GAAP)
Net interest income after provision for loan and lease losses	$7,986	$7,774	$212
Non-interest income	2,903	3,304	(401)
Non-interest expense	(7,277)	(7,450)	173
Income tax (provision) benefit	(840)	(859)	19

Net income	2,772	2,769	3

Adjustments
Non-interest income
Reversal of a contingent liability recorded in the Merger	—	(500)	500

Total adjustments pre-tax	—	(500)	500
Income tax provision (benefit)	—	170	(170)

After tax adjustments to GAAP	—	(330)	330

Adjusted “net income from core operations”	$2,772	$2,439	$333

Adjusted Return on Average Assets	1.20%	1.07%
Adjusted Return on Average Equity	8.48%	7.89%
Adjusted Dividend Payout Ratio	49.41%	56.76%

Return on average equity (ROE) and return on average assets (ROA) for the three months ended March 31, 2012 was 8.48% and 1.20%, respectively. ROE was 8.96% (7.89% excluding the reversal of a contingent liability) and 1.21% (1.07% excluding the reversal of a contingent liability) for the same period last year. The dividend payout ratio was 49.41% for the three months ended March 31, 2012 and 49.41% (56.76% excluding the reversal of a contingent liability) for the same period last year.

Tangible Assets and Equity

Management believes that tangible assets, tangible equity, and the related ratios of tangible equity to tangible assets, tangible book value per share, and market value to tangible book value, are useful to investors in evaluating the Company’s results of operations and financial condition. Our intangible assets, namely goodwill and the core deposit intangible, are the result of our accounting for the Merger, and we would not be able to sell those assets separately from all other assets of the business. Tangible equity and tangible book value per share are used generally as conservative measures of net worth, approximating liquidation value.

The following table presents a reconciliation of tangible assets / tangible equity.

	March 31, 2012		March 31, 2011
Tangible Assets
Total Assets		$926,122		$914,257
Less:
Goodwill	26,398		26,398
Core Deposit Intangible	1,032		1,327

		27,430		27,725

Tangible Assets		$898,692		$886,532

Tangible Equity
Total Equity		$130,468		$123,275
Less:
Goodwill	26,398		26,398
Core Deposit Intangible	1,032		1,327

		27,430		27,725

Tangible Equity		$103,038		$95,550

Tangible Equity / Tangible Assets		11.47%		10.78%

Tangible Book Value Per Share		$31.45		$29.17

Market Value / Tangible Book Value		120.03%		126.84%